ASENSUS SURGICAL



Surgery Reimagined

Performance-Guided Surgery – next level technology that completely changes the idea of what's possible.

Hotstart Video

02.21.23

Surgery Reimagined

Investor Day February 2023

ASENSUS SURGICAL

PRESIDENT & CHIEF EXECUTIVE OFFICER

Anthony Fernando

Forward-Looking Statements Disclosure

This presentation includes statements relating to the LUNA™ Surgical System next-generation program under development and an update on Asensus' strategic plan. These statements and other statements regarding our future plans and goals constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, whether we can successfully advance our Performance-Guided Surgery™ initiative, the risks and uncertainties related to our ability to successfully advance our LUNA System program through development, testing and regulatory approval on the timeline provided, or at all, the risk that we will not be able to successfully enter into definitive agreements with our collaborators, that the pace of adoption of our products by surgeons will increase, the success and market opportunity of our products, including the ISU and LUNA System, the effect on our business of existing and new regulatory requirements, and other economic and competitive factors. For a discussion of the risks and uncertainties associated with the Company's business, please review our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this presentation and speak only as of the origination date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

ASENSUS SURGICAL

Agenda

- Welcome and overview
  Anthony Fernando, President & Chief Executive Officer
- Surgical robotics market
  Ethan Loiselle, Vice President, Global Marketing
- Performance-Guided Surgery – Building the future of surgery
  Next Generation Digital Surgery Platform – Dustin Vaughan, Vice President, R&D, Robotics
  KARL STORZ Partnership – Stephan Abele, Managing Director, KARL STORZ Venture ONE
  Intra-operative Clinical Guidance – Motti Frimer, Vice President, R&D, Digital Solutions
  Asensus Cloud – Brian Stellmach, Vice President, Digital Solutions
- Roadmap & Milestones
  Anthony Fernando, President & Chief Executive Officer
- Surgeon panel
  Dr. Amit Trivedi, Dr. Bernhard Kramer
  Moderator: Dr. Ed Chekan, Vice President, Medical Affairs & Professional Education
- Q&A
- Product demo and reception



The WHAT

AT ASENSUS SURGICAL

WE BELIEVE

Digitizing the interface between surgeon and patient enables Performance-Guided Surgery to consistently deliver superior outcomes and a new standard of care.

WE UNDERSTAND

Hospitals and surgeons are under intense pressure to drive consistently excellent outcomes while optimizing resources.

WE DESIGN

Solutions and technology platforms to enhance surgeon capabilities, improve the surgical experience, and support hospital systems with innovative healthcare strategies.

The HOW

ONE Global Team

Innovate with Passion

Focused Execution

Drive High Engagement

How We Got Here Video



Who We Are



Akihisa Akao
General Manager, Japan



Dr. Ed Chekan
VP, Medical Affairs & Professional Education



Wouter Donders
VP & GM, Europe



Motti Frimer
VP, R&D, Digital Solutions



Kathleen Frost
VP, Intellectual Property



Ravi Kommineni
Head of Global Quality & Regulatory



Ethan Loiselle
VP, Global Marketing



Wesley Long
VP, Customer Excellence



Ken Nicolosi
Director, US Sales & Clinical Operations



Daniel Odermatt
VP, Upstream Marketing



Amanda Owens
VP, People



Daniel Potts
VP, Asia Pacific



Shameze Rampertab
Executive VP & Chief Financial Officer



Brian Stellmach
VP, Digital Solutions



Nicholas Summitt
Senior Director, Strategy & Development



Johan van Doremalen
VP, Europe Sales



Dustin Vaughan
VP, R&D, Robotics



Joshua Weingard
Chief Legal Officer

We Are Pioneering the Future of Surgery

10,000+
Procedures

100+
Surgeons

2,300+
Patient Registry

300+
Patents[1]

Global
Regulatory Approvals

80+
Publications

1. Includes, globally issued plus pending applications

Surgeon Video

VICE PRESIDENT, GLOBAL MARKETING

Ethan Loiselle

ASENSUS SURGICAL

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The State of Surgery

- Minimally Invasive Surgery (MIS) is the gold standard, **yet penetration is less than 50% and outcomes continue to vary**[1,2]
- Robotics as an enabling technology **remain under penetrated globally** (~6%) despite two decades of developments

ASENSUS SURGICAL

1. Gala, et al. Society of Gynecologic Surgeons Systematic Review Group. Systematic review of robotic surgery in gynecology: robotic techniques compared with laparoscopy and laparotomy. J Minim Invasive Gynecol. 2014 May-Jun;21(3):353-61.
2. Moretti, et al. Surgical Results and Complications for Open, Laparoscopic, and Robot-assisted Radical Prostatectomy: A Reverse Systematic Review. Eur Urol Open Sci. 2022 Sep 8;44:150-161.

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Next Level Thinking for Next Level Outcomes

Digital Surgery

Improving outcomes by reducing **variability**

↑ *Digital tools to increase safety, predictability & consistency*

Minimally Invasive Surgery

Improving outcomes by reducing **invasiveness**

↑ *Vision systems & mechanical tools for intracorporeal dexterity*

Open Surgery


LAPAROSCOPY
ROBOTIC SURGERY

ASENSUS SURGICAL

MIS: The Gold Standard

- 44% WW soft tissue procedures are performed laparoscopically[1]
- **Laparoscopy is better…**
  - Shorter length of stay
  - Reduced pain
  - Better outcomes
- **…but makes up less than 1/2 of procedures**
  - Increased complexity
  - Reduced access


Other
56%
LAP
44%
WW
Soft Tissue
Surgical
Procedures
(2022)
LAP

1. Clarivate / DRG Laparoscopic Devices Market Insight Dec 2021 combined with internal assessment of addressable procedures

Robotics Incremental Change

- Robotic Surgery today is ~6% of market[1]
- Incremental improvement vs. traditional laparoscopy
- Current Robotics adds challenges:
  - Higher learning curve
  - Cost per procedure
  - Surgeon disconnected from the OR
- Traditional Robotics has had little impact on patient outcomes vs. Laparoscopy



Open
50%
LAP
44%
Robot
6%
WW
Soft Tissue
Surgical
Procedures
(2022)
LAP
Robot

ASENSUS SURGICAL

1. Clarivate / DRG Laparoscopic Devices Market Insight Dec 2021 combined with internal assessment of addressable procedures

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Variability Can Be Reduced

Surgical Variability Impact Patients

- **1 in 5** surgical procedures result in a complication that impacts the patient.[1]
- The **volume of surgeries performed** can have a direct correlation to patient outcomes.[2,3]
- **Complication rates** vary by procedure and surgeon, leading to unpredictable financial burdens for hospitals.[4,5]

Expanding clinical insights in real-time informs decision making to reduce surgical variability



1. Birkmeyer, et al. Surgical skill and complication rates after bariatric surgery. N Engl J Med. 2013;369:1434-1442
2. Markar, et al. Volume-outcome relationship in surgery for esophageal malignancy: 2000-2011. J Gastrointest Surg. 2012 May;16(5):1055-63.
3. Hendricks, et al. Systematic review and meta-analysis on volume-outcome. Int J Surg. 2021 Feb;86:24-31.
4. Lee, et al. Clinical and economic burden of colorectal and bariatric anastomotic leaks. Surg Endosc. 2020 Oct;34(10):4374-4381. doi: 10.1007/s00464-019-07210-1. Epub 2019 Nov 12.
5. La Regina, et al. Financial Impact of Anastomotic Leakage in Colorectal Surgery. J Gastrointest Surg. 2019 Mar;23(3):580-586. doi: 10.1007/s11605-018-3954-z. Epub 2018 Sep 13.

ASENSUS SURGICAL

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What We've Learned

Listing to surgeons and surgical staff 10+ years.

Observing challenges in the OR through 10+ thousand procedures.

Gaining a global perspective across 10+ geographies.

- There is a need for tools that inform surgical decisions and enhance cognitive abilities in the OR.
- Surgical technology should promote collaboration, productivity and career longevity.
- Robotic Surgery platforms must become far more accessible, i.e. easier to obtain, use and learn.
- Operational cost barriers can be addressed to make Robotics broadly available.

ASENSUS SURGICAL

There are Missing Pieces in the OR

Patients

- Predictable outcome
- Fast recovery, with less pain
- Rapid return to normal activity

Surgeons

- Complete less invasive instruments
- Robotic precision and control
- Real-time decision support tools
- Connection to OR
- Productive and fulfilling career

OR Staff

- Easy setup / stay on schedule
- Simple instrument exchange
- Full patient access
- Interactive communication
- Standardization to familiar tools and supplies

Hospital

- Lower cost per procedure
- Reduced complications
- Performance metrics and dashboards
- Standardization

ASENSUS SURGICAL

The Next Evolution of Surgery


Then
Now
Future

Digitizing Surgery

Moving from an Analog to a Digital World

Robotics + Digital Interface + Machine Vision & Augmented Intelligence

Robotics

Best in Class Robotics
PHYSICAL ADVANTAGE

- System versatility & footprint
- Full suite of surgical tools & partners
- Smallest 5mm wristed Instruments

Digital Interface

Surgical Assistance
COGNITIVE ADVANTAGE

- Surgeon-driven and autonomous visualization
- Haptic feedback to "feel" the surgery

Machine Vision & Augmented Intelligence

Clinical Intelligence
INFO TO SUPPORT SURGICAL DECISIONS

- Structural identification & no-fly zones
- Intra-operative guidance
- Procedural steps based on past surgeries
- Training and education of surgeons

ASENSUS SURGICAL

Performance-Guided Surgery

Clinical Intelligence and Real-Time Decision Support Tools That Drive Consistently Superior Outcomes

01 Robotic Manipulation

02 Intra-operative Clinical Guidance

03 Cloud Integration

Meet LUNA™

The Next Generation of Digital Surgery

LUNA Sizzle Video

VICE PRESIDENT, R&D, ROBOTICS

Dustin Vaughan

ASENSUS SURGICAL

LUNA System Overview

Instinctive
Surgeon Console



Collaborative
Robotic Manipulator Arms


LUNA
LUNA
LUNA
LUNA

Enabling
Instruments



ASENSUS SURGICAL

Building LUNA



- Senhance experience
- System architecture
- Leveraging global relationships
- Design for Excellence
- Regulatory mentality

Surgeon Console



Market leading 4K-3D visualization from KARL STORZ

(No 3D glasses required)

Accessible touch screen user interface

Unconstrained surgeon controls for seamless operation of robotic arms

ASENSUS SURGICAL

Manipulator Arm

Greater range of motion for improved surgical dexterity

Haptic feedback and virtual fulcrum for tissue protection

Capable drive system and rapid instrument exchange


LUNA

Real-time guidance for ease of pre-operative setup



Reduced footprint for greater bedside maneuverability and patient access

ASENSUS SURGICAL

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Instruments

- TrueWrist™ fully articulated 5mm instruments line
- Passive, Monopolar and Bipolar offerings
- Reusable
- Standard minimally invasive 3mm and 5mm trocars
- Continued development and manufacturing by KARL STORZ



Size Matters



8mm	5mm	3mm
Area: 50.2mm²	Area: 19.6mm²	Area: 7mm²



ASENSUS SURGICAL


ASENSUS
SURGICAL
LUNA
LUNA
LUNA
LUNA™
The Next Generation of Digital Surgery

KARL STORZ Collaboration

- Industry-leading imaging solutions
- Next-generation instrumentation
- Commercial scale



Managing Director, KARL STORZ VENTURE ONE

Stephan Abele

STORZ
KARL STORZ—ENDOSKOPE

Facts and figures at a glance

Foundation

1945 in Tuttlingen (Germany)

Fields

Medical Technology

Business areas

Human & Veterinary Medicine

Production sites

Germany, USA, Estonia, Switzerland

8,300

Employees worldwide

1.97 billion

Euro turnover in 2021

70

subsidiaries in 40 countries

STORZ
KARL STORZ — ENDOSKOPE

The world is our home


Headquarters
Sales & Marketing
Manufacturing
Training Centers

STORZ
KARL STORZ—ENDOSKOPE

Hospitals worldwide value technologies from KARL STORZ

Leading Hospitals and healthcare partners worldwide rely on our innovations.



- 10.000 OR1 installations globally
- 20% Market Share in the US and EU in integration
- 28% Market Share globally in imaging systems

High-end operating rooms from KARL STORZ



OR1™ – Integrated operating room

- Integration of the OR into the hospital IT infrastructure
- Central control of the integration system for medical equipment and room functions


© KARL STORZ SE & Co KG Tuttlingen/Germany

SCENARA® – The modular software platform

- Modular, expandable and cybersafe application platform
- Supports pre-, intra-, and postoperative processes
- Expanded documentation chain thanks to simple and safe access to endoscopic videos – at any time and any place — also on mobile devices


STORZ
4K 3D
STORZ
STORZ

Optimal imaging makes the difference in robotic surgery

- Surgeons around the globe have relied on KARL STORZ imaging in their daily practice for decades.
- The 3D-4K video endoscope TIPCAM®1 Rubina™ fits perfectly for robotic surgery
- Robotic surgery benefits from outstanding image quality and excellent depth perception.
- NIR/ICG enables visualization of anatomical structures beyond what the human eye can see

KARL STORZ
ventureOne

STORZ
KARL STORZ—ENDOSKOPE

Performance-Guided Surgery

Clinical Intelligence and Real-Time Decision Support Tools That Drive Consistently Superior Outcomes

01 Robotic Manipulation

02 Intra-operative Clinical Guidance

03 Cloud Integration

VICE PRESIDENT, R&D, DIGIAL SOLUTIONS

Motti Frimer

ASENSUS SURGICAL

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Some Definitions

Artificial Intelligence

The ability of machines to do things that usually require human cognition, such as learning, problem-solving and decision-making.

Augmented Intelligence

The use of technology to enhance human intelligence, rather than replacing it.

Intraoperative Clinical Intelligence



PERCEIVE
LEARN
ASSIST

The Asensus Intelligent Surgical Unit™ (ISU™)

Cloud Connectivity

Laparoscopic Vision System



Overlay Outputs





Robotic System Data/Control



Loop Through OR Video



Camera Control and Manipulation


3D

Digital Tags


3D
CLARA

ASENSUS SURGICAL

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3D Digital Measurement


DeRoyal





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Evolution of the ISU



Analytical Tools

Safety Tools

Training Tools

ASENSUS SURGICAL

Analytical Tools Example

3D Measurement



GE JUNCTION
INCISSURA ANGULARIS
PYLORUS
1- 2 cm
3 cm
3 - 8 cm (Avg ≥ 6 cm)



Gastric Sleeve Procedure



Safety Tool Example

Establish 'No-Fly' Zones


3D

Some features are still in development and the safety or effectiveness of these features have not been established.

Training Tool Example

Real-time telestration



Some features are still in development and the safety or effectiveness of these features have not been established.

Performance-Guided Surgery

Clinical Intelligence and Real-Time Decision Support Tools That Drive Consistently Superior Outcomes

01 Robotic Manipulation

02 Intra-operative Clinical Guidance

03 Cloud Integration

ASENSUS SURGICAL

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Capture
Process
Deploy
Surgeon Inputs
Surgical Video
Robotic Manipulation
Asensus ISU
Asensus Cloud
Tagged Data
Deep Learning Model
Customer Portal
ISU AI Data Refresh
Structured Surgical Insights

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VICE PRESIDENT, DIGIAL SOLUTIONS

Brian Stellmach

ASENSUS SURGICAL

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Data & the Asensus Cloud



Data in the Past

- Nearly zero

Present

- Infrequent
- Unstructured

Future

- Massive
- Actively collected
- High quality
- Well-organized

Customized Cloud Solution for Surgical Applications

Unique Considerations

- Huge video files (4K-3D)
- Privacy & security
- Adaptive scalability in storage, compute, etc.


LARGE FORMAT
VIDEO PROCESSING
ADAPTIVE
SCALABILITY
SECURITY
BY DESIGN
DATA ANONYMIZATION
VIDEO & DATA
ANALYTICS

ASENSUS SURGICAL

Data Automation Enhances Cloud Capabilities

- Democratization of Surgical Data Annotation
- Big Data Enrichment
- Future 3rd Party Integrations


DATABASE STORAGE
BIG DATA
MACHINE LEARNING
THIRD PARTY INTEGRATION

ASENSUS SURGICAL

Data to Insights

Analytics Applications

Intra-operative

- Augmented Intelligence

Pre & Post Op

- Evaluating performance
- Comparative planning
- Workflow optimization
- Training, research, etc.



ASENSUS
3
32
321
ADVANCED INFO

ASENSUS SURGICAL

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Cloud Partnerships

Google Cloud



Surgery Reimagined

Patients | **Surgeons** | **OR Team** | **Hospital**

Performance-Guided Surgery

ASENSUS SURGICAL

Key Milestones


LUNA Program
Standalone ISU[1]
2023
2024
2025
Design Builds Manufacturing Ramp up
Integrated System Testing
Pre-Clinical Evaluation
Final Testing Usability Studies Design Validation
Usability Studies
Regulatory Submission(s)
Early Customer Engagement & Pre-Clinical
Commercial Pilot Launch
Standalone ISU Final Testing
Regulatory Submission(s)
Design Builds Manufacturing Ramp up
Early Customer Engagement
Commercial Launch

1. Timelines to be finalizes as part of definitive agreement

Key Takeaways

- Surgical outcomes can be improved.
- Performance-Guided Surgery is surgery reimagined.
- Asensus is the right company to advance this vision.
- LUNA: Next-generation digital surgery platform and instruments.
- Standalone ISU: Incremental revenue stream.
- Digital surgery is more than just a robot.
- Clear pathway to execute and achieve our vision.



LUNA
LUNA

Surgeon Panel

The Next Evolution of Surgery



SURGEON

Dr. Amit Trivedi
Chair, Department of Surgery
Pascack Valley Medical Center, New Jersey (US)



SURGEON

Prof. Bernhard Krämer
Deputy Medical Director of Gynecology
Tuebingen University Hospital, Tuebingen (Germany)



MODERATOR

Dr. Ed Chekan
VP, Medical Affairs & Professional Education
Asensus Surgical

ON BEHALF OF OUR ENTIRE TEAM,

Thank You


ASENSUS
SURGICAL